                               SCHEDULE 14A INFORMATION
                      PROXY STATEMENT PURSUANT TO SECTION 14(A)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[x]      Definitive Proxy Statement
[x]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                            THE BISYS GROUP, INC.
    ----------------------------------------------------------------------
    (Name of Registrant as Specified In Its Charter)

    ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

    1)   Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------

    5)   Total fee paid:

         -----------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)        Amount Previously Paid:
    2)        Form, Schedule or Registration Statement No:
    3)        Filing Party:
    4)        Date Filed:

                                                                          [LOGO]

                                THE BISYS GROUP, INC.
                                    150 CLOVE ROAD
                            LITTLE FALLS, NEW JERSEY 07424

                              -------------------------

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  NOVEMBER 13, 1997

                              -------------------------

    The Annual Meeting of Stockholders of The BISYS Group, Inc. ("BISYS" or the "Company") will be held at the executive offices of the Company at 150 Clove Road, Little Falls, New Jersey 07424, on November 13, 1997, at 9:00 a.m., for the following purposes:

    1. to elect seven directors to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

    2. to consider and vote upon a proposal to approve the Company's 1998 Employee Stock Purchase Plan;

    3. to consider and vote upon a proposal to amend the Company's 1996 Stock Option Plan;

    4. to consider and vote upon a proposal to amend the Company's Non-Employee Directors' Stock Option Plan;

    5. to consider and vote upon a proposal to ratify the selection of Coopers & Lybrand L.L.P., independent public accountants, as the auditors of the Company for the fiscal year ending June 30, 1998; and

    6. to transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on September 18, 1997 as the record date for the determination of the stockholders of the Company entitled to notice of and to vote at the Annual Meeting of Stockholders. Each share of the Company's Common Stock outstanding on the record date is entitled to one vote on all matters presented at the Annual Meeting.

    ALL HOLDERS OF THE COMPANY'S COMMON STOCK (WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE PROXY CARD ENCLOSED WITH THIS NOTICE.

                             By Order of the Board of Directors


                             Kevin J. Dell
                             Secretary

October 1, 1997

                                THE BISYS GROUP, INC.

                                   PROXY STATEMENT
                            ANNUAL MEETING OF STOCKHOLDERS
                                  NOVEMBER 13, 1997


    This Proxy Statement is being furnished to stockholders of record of The BISYS Group, Inc. ("BISYS" or the "Company") as of September 18, 1997 (the "Record Date") in connection with the solicitation by the Board of Directors of BISYS of proxies for the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's corporate headquarters at 150 Clove Road, Little Falls, New Jersey 07424, on November 13, 1997 at 9:00 a.m., or at any adjournments thereof, for the purposes stated in the Notice of Annual Meeting. The approximate date of mailing of this Proxy Statement and enclosed form of proxy to stockholders is October 1, 1997.

    As of the Record Date, the Company had outstanding 26,123,039 shares of Common Stock, $.02 par value ("Common Stock"). Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters presented at the Annual Meeting. A majority of the outstanding shares entitled to vote at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present. Directors are elected by a plurality of votes cast. All other matters to properly come before the Annual Meeting require the approval of a majority of shares of Common Stock present and entitled to vote with respect to such matters. Abstentions and broker non-votes have no impact on the election of directors except to reduce the number of votes for the nominee(s). With respect to all other proposals, abstentions as to particular proposals will have the same effect as votes against such proposals, while broker non-votes are not counted as votes and are not included in calculating the number of votes necessary for approval.

    If the enclosed proxy is signed and returned, it may, nevertheless, be revoked at any time prior to the voting thereof at the pleasure of the stockholder signing it, either by a written notice of revocation received by the person or persons named therein or by voting the shares covered thereby in person or by another proxy dated subsequent to the date thereof.

    Shares represented by duly executed proxies in the accompanying form will be voted in accordance with the instructions indicated on such proxies, and, if no such instructions are indicated thereon, will be voted in favor of the nominees for election as directors named below and for the other proposals referred to below. If any other matters properly come before the Annual Meeting, it is intended that the persons named as proxies will vote such shares in accordance with their own judgment.

1.  ELECTION OF DIRECTORS

    In August 1997, the size of the Board of Directors of the Company was increased from six to eight directors and two new non-employee directors joined the Board. Seven directors are standing for re-election to the Board at the Annual Meeting for terms expiring at the 1998 Annual Meeting and upon such re-election the size of the Board will be seven directors. Accordingly, proxies may not be voted for a greater number of persons than the seven nominees named herein. The directors will continue to serve until their respective successors are duly elected and qualified.

    Shares represented by proxies returned duly executed will be voted, unless otherwise specified, in favor of the seven nominees for the Board of Directors named below. If any (or all) such persons should be unable to serve, the persons named in the enclosed proxy will vote the shares of Common Stock covered thereby for such substitute nominee (or nominees) as the Board of Directors may select. Stockholders may withhold authority to vote for any nominee by entering the name of such nominee in the space provided for such purpose on the proxy card.

                          NOMINEES FOR ELECTION AS DIRECTOR


NAME                         PRINCIPAL OCCUPATION                                             SERVED AS DIRECTOR SINCE
----                         --------------------                                             ------------------------
Lynn J. Mangum          Chairman of the Board and Chief Executive Officer of BISYS.                    1989

Robert J. Casale        Until retirement, Group President, Brokerage Information                       1997
                        Services, Automatic Data Processing, Inc.

Thomas A. Cooper        Chairman, TAC Associates, a financial advisory and                             1997
                        investment firm.

Jay W. DeDapper         Until retirement, Executive Vice President (Operations)                        1989
                        NL Industries, Inc., a metal, chemical and petroleum company.

John J. Lyons           President and Managing Principal, Lyons Advisors, Inc.,                        1992
                        a New York-based bank and thrift consulting firm.

Neil P. Marcous         Vice President/General Manager of the Electronic Commerce                      1994
                        Division of Electronic Data Systems, Inc., an information
                        technologies company.

Thomas E. McInerney     General Partner of Welsh, Carson, Anderson & Stowe, a                          1989
                        New York investment firm.


DIRECTORS AND EXECUTIVE OFFICERS

    Set forth below is certain information with respect to each of the nominees for the office of director and each other executive officer of BISYS:

NOMINEES

    Mr. Mangum, 55, has served as a Director and as Chairman of the Board and Chief Executive Officer of the Company since August 1989. Prior to that time, he served as a Corporate Vice President of Automatic Data Processing, Inc. ("ADP") and as Division President of ADP's Employer Services National Accounts Division since December 1988. Prior thereto, he served for 22 years in various capacities in ADP's Financial Services Group including, among other positions, Division President of the predecessor company of the Company since 1983.

    Mr. Casale, 58, has served as a Director of the Company since August 1997. Mr. Casale is the former Group President, ADP, Brokerage Information Services, a position in which he served from 1988 to 1997. His experience also includes serving as Managing Director, Mergers & Acquisitions/Corporate Finance of the High Technology Group of Kidder, Peabody & Co. and more than 10 years in various executive positions with AT&T, including President-elect of AT&T's Special Markets Group, responsible for major joint ventures and partnerships. He is a member of the Board of Directors of The Provident Mutual Life Insurance Company and the Quantum Corporation, a publicly held disc drive manufacturer.

    Mr. Cooper, 61, has served as a Director of the Company since August 1997. Mr. Cooper is Chairman of TAC Associates, a financial advisory and investment firm, since 1996, and Chairman of Flatiron Credit Company, a finance company, since 1997. He previously served since its formation and until 1996 as Chairman of TAC Bancshares, Inc., a holding company formed in 1991 to acquire and operate
financial service institutions.   From August 1993 to August 1996, he served as
Chairman, President and Chief Executive Officer of Chase Federal Bank, Florida, following the acquisition and merger of Chase Federal Bank and Financial Federal Bank by TAC Bancshares in August 1993. Mr. Cooper has over 30 years of broad experience in financial services which include serving as Chief Executive Officer of Goldome, one of the nation's largest thrift institutions, from 1988 to 1991; as Chairman and Chief Executive Officer of INVEST/ISFA Corporation, a provider of brokerage, investment, insurance, and related services from 1987 to 1988; and as President and Chief Operating Officer of Bank of America, and President of BankAmerica Corporation from 1985 to 1987.

    Mr. DeDapper, 73, has served as a Director of the Company since 1989. Mr. DeDapper is retired. Prior to his retirement, he served for more than five years as Executive Vice President (Operations) of NL Industries, Inc., a metal, chemical and petroleum company and served on its Board of Directors.

    Mr. Lyons, 57, has served as a Director of the Company since 1992. Since April 1997, Mr. Lyons has been President and Managing Principal of Lyons Advisors, Inc., a New York-based bank and thrift consulting firm. From August 1996 to April 1997 Mr. Lyons served as President and Chief Executive Officer of Regent National Bank, Philadelphia, Pennsylvania. From April 1995 to August 1996, he served as President and Chief Executive Officer and a Director of Monarch Savings Bank, FSB, Clark, New Jersey. From December 1993 until April 1995, he was President and Chief Executive Officer of Jupiter Tequesta National Bank, a national bank headquartered in Tequesta, Florida. From 1980 until December 1993, he was President and Chief Executive Officer of Lyons, Zomback & Ostrowski, Inc., a New York-based bank and thrift consulting firm. That firm became a subsidiary of Advest Group, Inc., a holding company with a brokerage firm as its principal subsidiary. Mr. Lyons was Vice Chairman of Advest, Inc. during 1993 and from 1989 through 1993 was a member of its Board of Directors. He is a director of Regent Bancshares Corp., a publicly held bank holding company.

    Mr. Marcous, 49, has served as a Director of the Company since 1994. Mr. Marcous has been Vice President/General Manager of the Electronic Commerce Division of Electronic Data Systems, Inc. ("EDS"), a provider of information technologies services including electronic funds transfer services, since he joined EDS in May 1989. From May 1984 to April 1989, Mr. Marcous was employed in various positions with the Electronic Financial Services Division of ADP, and served as Senior Vice President/Division General Manager at the time he left to join EDS.

    Mr. McInerney, 56, has served as a Director of the Company since 1989. From September 1987 to the present time, Mr. McInerney has been a general partner of Welsh, Carson, Anderson & Stowe, a venture capital and buyout firm specializing in the information processing and healthcare industries, and is a general partner of the respective sole general partners of its associated limited partnerships. He is also a director of Aurora Electronics, Inc., a publicly held spare parts and maintenance provider for computer manufacturers.

    All directors are elected annually and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Each of the non-employee directors (i.e., other than Mr. Mangum) receive a $15,000 annual retainer and a $1,000 fee for their personal attendance at each meeting, including committee meetings held other than the day of a Board meeting. Mr. Mangum does not receive any compensation for his services as a director, but is reimbursed for expenses. In addition to the cash compensation paid to the Company's non-employee directors, each non-employee director elected at the 1996 Annual Meeting of Stockholders received an immediately exercisable stock option to purchase 1,200 shares of Common stock at an exercise price of $39.00 per share, pursuant to the Company's Non-Employee Directors' Stock Option Plan. Subject to stockholder approval of the proposed amendments to such Plan at the Annual Meeting, each non-employee director elected by stockholders at the Annual Meeting and each non-employee director elected by stockholders for the first time thereafter will receive an option to purchase 25,000 shares of Common Stock upon such election. The options will have an exercise price equal to the fair market value on the date of grant and will be exercisable to the extent vested. The options will vest 20% on the date of grant and 20% upon each re-election to the Board by stockholders at subsequent annual meetings until such option is vested in full. A new stock option for an additional 25,000 shares will be granted to each non-employee director upon re-election by stockholders at the next annual meeting following the annual meeting at which the prior option became fully vested. See Proposal No. 4 "Approval of Amendments to Non-employee Directors' Stock Option Plan." In the event such amendments are not approved by Stockholders, each non-employee director elected at the Annual Meeting will receive an immediately exercisable stock option to purchase 1,200 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant.

    During fiscal 1997, the Board of Directors of the Company held six meetings. The standing committees of the Board of Directors are the Audit Committee, whose current members are Messrs. Cooper, DeDapper and Marcous, and the Compensation Committee, whose current members are Messrs. Casale, Lyons and McInerney. The Audit Committee periodically consults with the Company's management and independent public accountants on financial matters, including the Company's internal financial controls and procedures. The Audit Committee held six meetings in fiscal 1997. The Compensation Committee reviews and makes recommendations with respect to the salary and incentive compensation of the Chief Executive Officer and his direct reports, and certain other employees of the Company and its subsidiaries whose salaries are in excess of specified levels; administers the Company's stock option plans, including the granting of stock options and rights to purchase Common Stock; and administers the Company's annual Employee Stock Purchase Plans, as approved by the stockholders. During fiscal 1997, the Compensation Committee held five meetings. The Board of Directors of the Company does not have a standing Nomination Committee. During fiscal 1997, all of the Company's directors attended more than 75% of the meetings of the Board of Directors and all committees on which they served.

OTHER EXECUTIVE OFFICERS

    Paul H. Bourke, 51, has served as a Director and as President and Chief Operating Officer of the Company since August 1989. Prior to that time, Mr. Bourke served as Senior Vice President/General Manager of the predecessor company of the Company since June 1987, and as Senior Vice President/ Operations Executive since July 1982. Mr. Bourke has decided not to stand for re-election to the Board of Directors at the Annual Meeting.

    Robert J. McMullan, 43, has served as Executive Vice President and Chief Financial Officer of the Company since 1995. He joined the Company as a Vice President and Chief Financial Officer in November 1990.

    J. Robert Jones, 44, serves as Senior Vice President, Business Development of the Company, which became an executive officer position in 1996. He previously served in a similar position within the BISYS organization since 1991. From March 1989 to June 1991, Mr. Jones served as Vice President, Sales and Marketing.

    Mark J. Rybarczyk, 42, has served as Senior Vice President, Human Resources of the Company since 1993. He has also served as Vice President, Human Resources of the Company and its predecessor company since June 1987 and Director, Human Resources since October 1984.

    Dennis R. Sheehan, 41, serves as Senior Vice President, Finance of the Company, which became an executive officer position in 1997. He previously served in a similar position within the BISYS organization since joining BISYS in connection with its acquisition of Concord Holding Corporation ("Concord") in March 1995. Since 1992, he served in various executive officer positions with Concord, including Executive Vice President and Chief Financial Officer at the time of the Company's acquisition of Concord.

    Kevin J. Dell, 41, has served as Vice President, General Counsel and Secretary since joining the Company in 1996. From 1993 until he joined the Company, he served as Vice President, General Counsel and Secretary of Concurrent Computer Corporation, a supplier of real-time computer systems, which he joined in 1987 as senior corporate counsel.

    Executive officers serve at the discretion of the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based on a review of Forms 3, 4 and 5 submitted to the Company during and with respect to fiscal 1997, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission (the "Commission") were timely filed, with the exception of one Form 4 for Mr. Mangum, reporting the exercise of a stock option and the purchase of 30,000 shares of Common Stock upon exercise of a stock option and the sale of an equivalent aggregate number of shares in six separate sales transactions over a three-day period, which was filed three days late.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


    The following table sets forth, as of September 18, 1997, certain information with respect to the shares of Common Stock beneficially owned by stockholders known to the Company, based on filings with the Securities and Exchange Commission, to own beneficially more than 5% of the outstanding shares of Common Stock:


BENEFICIAL OWNER                       NUMBER OF SHARES BENEFICIALLY OWNED     PERCENT OF CLASS
----------------                       -----------------------------------     ----------------

T. Rowe Price Associates, Inc.                   2,403,600(1)                         9.2%
100 East Pratt Street
Baltimore, Maryland 21202

Wellington Management Company, LLP               1,636,145(2)                         6.3%
75 State Street
Boston, Massachusetts 02109

Warburg Pincus & Co.                             1,607,704(3)                         6.2%
466 Lexington Avenue
New York, NY 10017

Michigan (State of) Pension Fund System          1,500,000(4)                         5.7%
c/o State Treasurer
Treasury Building
425 West Allegan Rd.
Lansing, Michigan  48902


(1) These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
    The stockholder has sole investment power with respect to the shares shown as beneficially owned, and sole voting power with respect to 172,600 shares and no voting power with respect to the remaining shares shown as beneficially owned by it.

(2) The stockholder has sole investment power with respect to 1,324,523 shares and shared investment power with respect to the remaining 301,622 shares shown as beneficially owned by it; and sole voting power with respect to 610,947 shares, shared voting power with respect to 251,622 shares, and no voting power with respect to the remaining 773,576 shares shown as beneficially owned by it.

(3) The stockholder has sole investment power with respect to 1,537,120 shares and shared investment power with respect to the remaining 70,584 shares shown as beneficially owned by it; and sole voting power with respect to 940,300 shares, shared voting power with respect to 632,704 shares and no voting power with respect to the remaining 34,700 shares shown as beneficially owned by it.

(4) Stockholder has sole voting and investment power with respect to the shares shown as beneficially owned by it.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, as of September 18, 1997, certain information with respect to the shares of Common Stock beneficially owned by (i) each director, (ii) each of the Company's executive officers for whom compensation information is disclosed below under the heading "Executive Compensation" and (iii) all the Company's directors and executive officers as a group:

============================================================================================
BENEFICIAL OWNER             NO. OF SHARES BENEFICIALLY OWNED(1)          PERCENT OF CLASS
============================================================================================
Lynn J. Mangum                           346,492(2)                              1.3%
--------------------------------------------------------------------------------------------
Robert J. Casale                               0                                  *
--------------------------------------------------------------------------------------------
Thomas A. Cooper                               0                                  *
--------------------------------------------------------------------------------------------
Jay W. DeDapper                            4,100(3)                               *
--------------------------------------------------------------------------------------------
John J. Lyons                              5,600(3)                               *
--------------------------------------------------------------------------------------------
Neil P. Marcous                            3,700(3)                               *
--------------------------------------------------------------------------------------------
Thomas E. McInerney                       42,723(3)                               *
--------------------------------------------------------------------------------------------
Paul H. Bourke                           213,536(4)                               *
--------------------------------------------------------------------------------------------
Robert J. McMullan                       123,310(5)                               *
--------------------------------------------------------------------------------------------
J. Robert Jones                          127,524(6)                               *
--------------------------------------------------------------------------------------------
Dennis R. Sheehan                         60,352(7)                               *
--------------------------------------------------------------------------------------------
All directors and executive
officers as a group (13) persons)      1,037,403(8)                              4.0%
============================================================================================
* Less than 1.0%.


(1) Each person has sole voting and investment power with respect to the shares shown as beneficially owned by him.
(2) Includes an aggregate 216,191 shares subject to stock options exercisable as of November 17, 1997 (60 days from the record date for the Annual Meeting).
(3) Includes an aggregate 3,600 shares subject to presently exercisable stock options.
(4) Includes an aggregate 194,294 shares subject to stock options exercisable as of November 17, 1997.
(5) Includes an aggregate 122,000 shares subject to stock options exercisable as of November 17, 1997.
(6) Includes an aggregate 101,277 shares subject to stock options exercisable as of November 17, 1997.
(7) Includes an aggregate 45,881 shares subject to stock options exercisable as of November 17, 1997.
(8) Includes an aggregate 784,440 shares subject to stock options exercisable as of November 17, 1997.

                                EXECUTIVE COMPENSATION

                              SUMMARY COMPENSATION TABLE

    The following table shows, for the fiscal years ended June 30, 1997, 1996, and 1995, certain compensation information as to the Chief Executive Officer and each of the four most highly compensated executive officers of the Company who served as executive officers during the fiscal year ended June 30, 1997 ("Named Executive Officers").


============================================================================================================================
                                                                               Long Term Compensation
                                                Annual             ------------------------------------------
                                            Compensation                    Awards                 Payouts
----------------------------------------------------------------------------------------------------------------------------
             (a)                (b)      (c)            (d)            (f)             (g)            (h)            (i)
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Securities
                                                                    Restricted      Underlying                    All Other
Name and Principal                                                     Stock          Options/       LTIP         Compensa-
Position                       Year    Salary ($)     Bonus ($)      Awards ($)       SARs(#)      Payouts ($)    tion(1)($)
----------------------------------------------------------------------------------------------------------------------------
Lynn J. Mangum                 1997    389,154        375,000           --            65,000          --            7,873
Chairman of the Board          1996    323,612        300,000           --           120,000          --            5,660
and Chief Executive            1995    292,557        290,000           --              --            --            8,820
Officer
----------------------------------------------------------------------------------------------------------------------------
Paul H. Bourke                 1997    276,076        200,000           --            45,000          --            8,256
President and Chief            1996    250,565        200,000           --            90,000          --            5,660
Operating Officer              1995    221,731        160,000           --              --            --            8,820
----------------------------------------------------------------------------------------------------------------------------
Robert J. McMullan             1997    277,231        300,000           --            50,000          --            6,123
Executive Vice                 1996    230,903        260,000           --            80,000          --            5,660
President and                  1995    187,385        213,000           --              --            --            7,620
Chief Financial
Officer
----------------------------------------------------------------------------------------------------------------------------
J. Robert Jones(2)             1997    199,711        180,000           --            30,000          --            8,496
Senior Vice President,         1996    156,538        220,000           --            60,000          --            5,660
Business Development
----------------------------------------------------------------------------------------------------------------------------
Dennis R. Sheehan(3)           1997    169,956        165,000           --            25,000          --            8,121
Senior Vice President,
Finance
============================================================================================================================

(1) For each named individual, $3,123 of the disclosed amount for 1997, $3,260 of the disclosed amount for 1996, and $1,920 of the disclosed amount for 1995 represents the difference between the actual purchase price of shares purchased pursuant to the Company's Employee Stock Purchase Plan for each such year and the fair market value of such shares on the date purchased; the remainder of the disclosed amount for 1997 and 1996, and $2,400 of the disclosed amount for 1995, represents the Company's matching contribution under the Company's 401(k) plan; and the remainder of the disclosed amount for 1995, if any, represents an annual car allowance discontinued in 1995.

(2) Mr. Jones became an executive officer of the Company during the fiscal year ended June 30, 1996.

(3) Mr. Sheehan became an executive officer of the Company during the fiscal year ended June 30, 1997.

                     STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    The following table contains information concerning the grant of stock options to the Named Executive Officers during the fiscal year ended June 30, 1997.

                                         OPTION GRANTS IN LAST FISCAL YEAR
===================================================================================================================
                                         % OF                                                POTENTIAL
                        NUMBER OF        TOTAL                                          REALIZABLE VALUE AT
                       SECURITIES       OPTIONS                                         ASSUMED ANNUAL RATES
                       UNDERLYING      GRANTED TO     EXERCISE                              OF STOCK PRICE
                        OPTIONS        EMPLOYEES       OR BASE                             APPRECIATION FOR
                       GRANTED(1)         IN           PRICE       EXPIRATION                OPTION TERM
NAME                      (#)         FISCAL YEAR      ($/SH)         DATE            5%($)(2)          10%($)(2)
-------------------------------------------------------------------------------------------------------------------
Lynn J. Mangum          65,000           7.74%         36.50         8/15/06         1,544,992          3,865,451
-------------------------------------------------------------------------------------------------------------------
Paul H. Bourke          45,000           5.36%         36.50         8/15/06         1,069,610          2,676,081
-------------------------------------------------------------------------------------------------------------------
Robert J. McMullan      50,000           5.96%         36.50         8/15/06         1,188,455          2,973,424
-------------------------------------------------------------------------------------------------------------------
J. Robert Jones         30,000           3.57%         36.50         8/15/06           713,073          1,784,054
-------------------------------------------------------------------------------------------------------------------
Dennis R. Sheehan       15,000           1.79%         36.50         8/15/06           356,537            892,027
                        10,000           1.19%         39.00        11/14/06           231,016            598,864
===================================================================================================================

(1) Options granted pursuant to the Company's Stock Option Plans, with an exercise price equal to the fair market value as of the date of grant and vesting over a five year period, 20% on each anniversary of the date of grant.

(2) The dollar amounts under these columns are based on the assumed appreciation rates of 5% and 10% prescribed by the Commission. These amounts are not intended to forecast possible future appreciation, if any, of the Company's stock price.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

    The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held at the end of the fiscal year ended June 30, 1997 based on the last sale price of a share of Common Stock on June 30, 1997 of $41.75.

===================================================================================================================
                         Shares                            Number of Securities
                        Acquired                          Underlying Unexercised         Value of Unexercised
                           on                               Options at Fiscal           In-the-Money Options at
                        Exercise          Value                Year End (#)                Fiscal Year End
Name                      (#)          Realized ($)      Exercisable/Unexercisable     Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------
Lynn J. Mangum           30,000        $1,065,000         155,191       209,000       $4,332,842       $3,011,250
-------------------------------------------------------------------------------------------------------------------
Paul H. Bourke            3,000        $   99,750         149,294       153,000       $4,557,437       $2,238,750
-------------------------------------------------------------------------------------------------------------------
Robert J. McMullan         --                --            82,000       150,000       $1,886,910       $2,177,440
-------------------------------------------------------------------------------------------------------------------
J. Robert Jones           2,400        $   79,800          73,277        98,000       $2,102,011       $1,405,000
-------------------------------------------------------------------------------------------------------------------
Dennis R. Sheehan          --                --            32,597        48,679       $1,031,821       $  743,593
===================================================================================================================

EMPLOYMENT AGREEMENTS

    The Company does not have employment agreements with any of its executive officers.

    In May 1995, the Company entered into Letter Agreements with Messrs.
Mangum, Bourke and McMullan providing, among other things, that each such executive would receive a lump sum severance payment equal to one and one-half times the sum of the executive's then current base salary plus the greater of the executive's then current fiscal year's "At Plan" annual incentive target amount or the immediately prior fiscal year's annual incentive settlement amount, in the event his employment is terminated other than for cause or after a change in control of the Company. In the event of a change in control of the Company, the executive may terminate unilaterally his employment with the Company for any reason for the first 12 months after the change in control and during the 13th through 36th month after the change in control under certain circumstances and, in the event of such termination of employment, the executive would receive a lump sum severance payment equal to two times the sum of the executive's then current base salary plus the greater of the executive's then current fiscal year's "At Plan" annual incentive target amount or the immediately prior fiscal year's annual incentive settlement amount. The agreements do not provide any guarantee of employment or any other terms and conditions of employment.

    In the event of a change in control of the Company, all option shares then granted to the executive officers of the Company and such other senior employees of the Company, who in the opinion of the Committee would be adversely affected in their employment by a change in control of the Company are automatically vested, to the extent not previously vested, as of the effective date of such change in control.

                           REPORT ON EXECUTIVE COMPENSATION

    All issues relating to executive officer compensation are addressed by the Board of Director's Compensation Committee. The Compensation Committee, which for fiscal 1997 was comprised of Messrs. McInerney and Lyons, approves base salary and incentive compensation plans for executive officers reporting to the chief executive officer and other senior executives with a base salary in excess of a designated amount, and reviews and recommends base salary and incentive compensation plans for executive officers who are also directors for final approval by the Board of Directors. Mr. Mangum, the Company's Chairman and Chief Executive Officer, does not participate in decisions of the Board regarding his compensation. The Compensation Committee also establishes stock option plan participation levels for all employees, including executive officers. This report is submitted by the Compensation Committee.

    The components of the Company's executive compensation program consist of base salaries, annual cash incentive plans and stock options. The Company's compensation program, with Committee review, is intended to provide executive officers with overall levels of compensation opportunity that are competitive within the information and investment services industries, as well as within a broader spectrum of companies of comparable size and complexity. The Company's compensation program is structured and administered to support the Company's business mission and to generate favorable returns for its stockholders.

    BASE SALARY. Each executive officer's and senior executive's base salary is derived primarily through an analysis prepared at the direction of the Committee, of appropriate industry and competitive labor markets for executive officer services. Other factors in formulating base salary recommendations include the level of an executive's compensation in relation to other executives in the Company with the same, more and less responsibilities, the performance of the particular executive's business unit or department in relation to established strategic plans, the Company's operating budget for the year and the overall financial and strategic performance of the Company compared to target objectives.

    INCENTIVE COMPENSATION PLAN. For each executive officer and senior executive, a cash incentive compensation plan is established at the beginning of each fiscal year in connection with the establishment of the Company's strategic plans and annual operating budgets. The plan establishes a potential range of incentive compensation and a number of performance objectives. The performance objectives generally include operating earnings per share growth, the financial performance of an executive's business unit, and various other measurable financial and non-financial objectives. Incentive compensation earned is determined following completion of the fiscal year based on performance compared to objectives. Incentive compensation in excess of the established range may be paid where outstanding accomplishments have been achieved by the executive during the fiscal year. For fiscal year 1997, the Company and each of the Named Executive Officers met or exceeded established performance objectives resulting in the bonus compensation set forth in the summary Compensation Table.

    STOCK OPTION AWARDS. The Company maintains stock option plans that are designed to align executive employees' and stockholders' interests in the enhancement of stockholder value. In formulating recommendations for stock option awards, the Compensation Committee evaluates the dilutive impact of additional stock options, the Company's overall financial performance for the year, the desirability of long-term service from an executive officer or senior executive and the number of options held by other executives of the Company with the same, more and less responsibility than the executive under consideration. To encourage long-term performance, executive options typically vest over a five year period and remain exercisable for ten years.

    CEO COMPENSATION. Compensation for Mr. Mangum, the Company's Chairman and Chief Executive Officer, is based on the same criteria used for executive officers generally, including an analysis of chief executive compensation of comparable companies. Mr. Mangum's incentive compensation for fiscal 1997 reflects favorable achievement of the established performance objectives, particularly operating earnings per share growth and the strategic positioning of the Company, the key determinants of Mr. Mangum's incentive compensation.

August 14, 1997                                       John J. Lyons
                                                      Thomas E. McInerney


             COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Company's Compensation Committee during fiscal year 1997 were John J. Lyons and Thomas E. McInerney, each of whom are directors but are not current or former employees of the Company. There were no Compensation Committee interlocks or insider participation during fiscal 1997.

COMPARISON OF TOTAL CUMULATIVE RETURN ON THE COMMON STOCK AMONG THE BISYS GROUP, INC., VALUE LINE INVESTMENT SURVEY'S COMPUTER SOFTWARE AND SERVICES GROUP ("INDUSTRY INDEX") AND THE NASDAQ MARKET INDEX.















    Assumes $100 invested on June 30, 1992 in BISYS Common Stock, the Industry Index, and the NASDAQ Market Index.

================================================================================
                    6/30/92   6/30/93   6/30/94   6/30/95   6/30/96   6/30/97
--------------------------------------------------------------------------------
BISYS               $100.00   $156.99   $176.34   $191.40   $324.73   $359.14
--------------------------------------------------------------------------------
INDUSTRY INDEX      $100.00   $129.30   $145.56   $225.72   $297.75   $407.52
--------------------------------------------------------------------------------
NASDAQ              $100.00   $122.76   $134.61   $157.88   $198.73   $239.40
================================================================================

    The above report of the Compensation Committee and the Stock Performance Graph is not deemed to be soliciting material or to be filed with or incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such report or graph by reference.

2.  APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN

    On August 14, 1997, the Board of Directors of the Company adopted, subject to stockholder approval, The BISYS Group, Inc. 1998 Employee Stock Purchase Plan (the "1998 Plan"). Under the 1998 Plan, which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code, options to purchase shares of Common Stock (hereinafter, "Employee Options") will be granted to eligible employees of the Company. The Board of Directors believes that the grant of Employee Options is an important incentive for attracting, retaining and motivating employees through the opportunity of equity participation. The 1998 Plan is intended to serve this function.

    An aggregate of 125,000 shares of Common Stock have been reserved for issuance upon the exercise of Employee Options granted under the 1998 Plan, subject to stockholder approval of the 1998 Plan. If approved by stockholders, the 1998 Plan will become effective on January 1, 1998. The 1998 Plan will terminate on December 31, 1998, unless it is earlier terminated by the Board of Directors. The approximately 2,000 employees who are regularly scheduled to work for the Company, or its subsidiaries, at least 20 hours per week and who shall have completed one month of employment as of January 1, 1998 for the Company, or its subsidiaries, will be eligible to receive Employee Options. The maximum number of shares that may be purchased by any participant under the 1998 Plan will be equal to the lesser of 10% of base pay or $15,000, divided by 85% of the fair market value of the Company's Common Stock on January 1, 1998 based upon the closing price of the Common Stock on the Nasdaq National Market on December 31, 1997. No employee shall be granted an Employee Option if (i) immediately after such grant such employee would own stock possessing 5% or more (including stock subject to outstanding options) of the total combined voting power or value of all classes of stock of the Company, or (ii) if the exercise of such Employee Option would result in the employee acquiring a cumulative total of more than 700 shares of Common Stock under the 1998 Plan. In the event that any outstanding Employee Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Employee Option may again be subject to an Option granted under the 1998 Plan.

    A copy of the 1998 Plan is attached to this Proxy Statement as EXHIBIT A. The principal features of the 1998 Plan are summarized below.

    The 1998 Plan will be administered by a committee of the Board of Directors (the "Committee"). The Committee shall consist of no less than two persons and all members shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee's authority to administer the 1998 Plan includes the authority (i) to interpret the 1998 Plan and decide any matters arising thereunder and (ii) to adopt such rules and regulations, not inconsistent with the provisions of the 1998 Plan, as it may deem advisable to carry out the purpose of the 1998 Plan.

    Under the 1998 Plan, the exercise price of an Employee Option will be the lesser of (a) 85% of the fair market value of a share of Common Stock on January 1, 1998 based upon the closing price of the Common Stock on the Nasdaq National Market on December 31, 1997 or (b) 85% of the fair market value of a share of Common Stock on December 31, 1998 based upon the closing price of the Common Stock on the Nasdaq National Market on December 31, 1998.

    Members of the Committee may vote on any matter affecting the administration of, or the granting of Employee Options under, the 1998 Plan.
All expenses and liabilities incurred by the Board of Directors or the Committee in administering the 1998 Plan are to be borne by the Company.

    The 1998 Plan provides that Employee Options are not transferable other than by will or by the laws of descent and distribution, and during an optionee's lifetime an Employee Option is exercisable only by an optionee.

    In the event that after the adoption of the 1998 Plan the outstanding shares of the Company's Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the number of shares of Common Stock (and the price per share) subject to the unexercised portion of any outstanding Employee Option and the number of shares for which Employee Options may be granted under the 1998 Plan will be appropriately adjusted (to the nearest possible full share) by the Board of Directors, and such adjustment shall be effective and binding for all purposes.

    The market value of the Common Stock as of the close of business on September 18, 1997, as reflected by the closing price of the Common Stock on the Nasdaq National Market, was $32.125 per share.

    The decision whether to participate in the 1998 Plan, and the extent of such participation, is in the discretion of each eligible employee and, thus, the amount of Employee Options to be granted is presently not determinable. To date, no Employee Options have been granted.

FEDERAL INCOME TAX CONSEQUENCES

    The tax consequences of the Employee Options issuable under the 1998 Plan are complex. Therefore, the description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. The tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

    Employee Options granted pursuant to the 1998 Plan are intended to qualify as options issued under an "employee stock purchase plan" within the meaning of
Section 423 of the Code. If an optionee makes no disposition of the shares acquired pursuant to exercise of an Employee Option within one year after the transfer of shares to such optionee and within two years from grant of the option, then, (i) such optionee will realize no taxable income as a result of the grant or exercise of such Employee Option, and (ii) on the subsequent disposition of the shares received upon exercise of the Employee Option or the death of the optionee, the optionee generally will realize ordinary compensation income equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition or death over the exercise price, or (b) 15% of the fair market value of the shares at the time the Employee Option was granted. In the case of such a disposition, the optionee's basis in the shares will be increased by the amount of ordinary compensation so realized, with the result that the optionee generally will realize long-term capital gain or loss equal to the difference, if any, between the proceeds realized from the disposition over the sum of (x) the exercise price and (y) the amount of ordinary compensation income realized. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of the Employee Options, the transfer of shares upon their exercise or the disposition of those shares.

    If shares subject to an Employee Option are disposed of prior to the expiration of the above time periods, the optionee will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the fair market value of the shares on the date of exercise generally will be treated as short-term capital gain.

VOTE REQUIRED FOR APPROVAL

    The 1998 Plan will be submitted to stockholders for their approval at the Annual Meeting. The proposal to adopt the 1998 Plan must be approved by the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE 1998 PLAN.

3.  APPROVAL OF AMENDMENT TO 1996 STOCK OPTION PLAN

    At the Annual Meeting, stockholders will be asked to approve an amendment to the Company's 1996 Stock Option Plan (the "1996 Option Plan") to increase by 2,000,000 the number of shares reserved for issuance under the 1996 Option Plan to an aggregate of 3,000,000 shares. The amendment and the 1996 Option Plan are summarized below. A copy of the 1996 Option Plan is available upon a stockholder's written request to the Company, 150 Clove Road, Little Falls, New Jersey 07424, Attention: Secretary.

DESCRIPTION OF THE AMENDMENT

    The amendment increases by 2,000,000 the number of shares of Common Stock reserved for issuance under the 1996 Option Plan to an aggregate of 3,000,000 shares. If approved by the stockholders, the amendment shall be effective immediately.

REASONS FOR THE AMENDMENT

    The Board of Directors believes that stock options are an important incentive for motivating employees and officers through the opportunity of equity participation. In the view of the Board of Directors, stock options uniquely focus the attention of officers and employees on the Company's goal of increasing shareholder value, since the options only provide a reward to the extent that stock price grows. The Board of Directors further believes that stock option grants have been a key element in the Company's successful growth. The Company has relied and continues to rely on stock options as an incentive to recruit and retain talented officers and employees and to assist in the implementation of its strategic acquisition program. The amendment is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for stock options.

    Through June 30, 1997, stock options to purchase more than 1 million shares of Common Stock had been granted under the Company's stock option plans to persons who became employees of the Company as a result of corporate acquisitions. In addition, a total of 427,526 shares have been reserved for issuance under the Company's stock option plans for the exercise of stock options granted or assumed by the Company in connection with acquisitions completed from July 1 to September 18, 1997.

    As of September 18, 1997, 618,253 shares of Common Stock remained available
for the grant of stock options under the 1996 Option Plan.   Based on shares
reserved for issuance under the Company's stock option plans for options granted or assumed in connection with recent acquisitions, together with shares anticipated to be needed for the granting of options in connection with future acquisitions and to attract and retain key employees, sufficient shares are not expected to be available for the grant of stock options without increasing the number of shares available under the 1996 Option Plan. Accordingly, in order to continue its strategic use of stock options, on August 14, 1997, the Board of Directors unanimously adopted the amendment, subject to stockholder approval.

DESCRIPTION OF THE 1996 OPTION PLAN

    The 1996 Option Plan was adopted by the Board of Directors on August 15, 1996 and approved by the stockholders at the 1996 Annual Meeting. The 1996 Option Plan provides for the granting of "non-qualified stock options" and "incentive stock options" to acquire Common Stock (collectively, "Options") to employees. An aggregate of 3,000,000 shares of Common Stock have been reserved for issuance under the 1996 Option Plan, subject to stockholder approval of the amendment. In the event that any outstanding Options expire or are terminated, the shares allocable to such expired or terminated Options shall again become available for the granting of Options. If any shares acquired pursuant to the exercise of Options are repurchased by the Company, such shares shall again become available for the granting of Options.

    The terms and conditions of individual option agreements may vary, subject to the following guidelines: (i) the option price of incentive stock options may not be less than market value on the date of grant, (ii) the term of all incentive stock options may not exceed ten years from the date of grant; the term of all non-qualified stock options may exceed ten years, and (iii) no Options may be granted after November 14, 2006.

    The 1996 Option Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Under the 1996 Option Plan, the Committee must consist of two or more persons, each of whom shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "Outside Directors" as defined for purposes of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee determines (i) which officers and employees of the Company and its subsidiaries shall be granted Options; (ii) the number of shares subject to each such Option; (iii) the amount to be paid by a grantee upon exercise of Options; (iv) the time or times and the conditions subject to which Options may be exercised; and (v) the form of consideration that may be used to pay for shares issued upon exercise of such Options. The Committee is also responsible for the administration and interpretation of the 1996 Option Plan.

    The 1996 Option Plan provides that the maximum number of shares of Common Stock for which Options may be granted to any employee during any fiscal year of the Company shall not exceed 500,000 shares of Common Stock, less the aggregate number of shares of Common Stock with respect to which stock options, restricted stock awards or stock appreciation rights have been granted to such person during such fiscal year under all other compensatory plans of the Company.

    The Board of Directors has the authority to amend the 1996 Option Plan at any time, provided that stockholder approval is required to increase the aggregate number of shares of Common Stock as to which Options may be granted (except for increases due to certain adjustments), to increase materially the benefits accruing to participants under the 1996 Option Plan or to change the class of employees eligible to receive Options under the 1996 Option Plan.

    The Board of Directors may terminate the 1996 Option Plan at any time. The 1996 Option Plan will terminate on, and Options may not be granted after, November 14, 2006, unless terminated by the Board of Directors prior thereto. The termination of the 1996 Option Plan will not alter or impair any rights or obligations under any Options previously granted under the 1996 Option Plan.

    The 1996 Option Plan provides that incentive stock options granted thereunder will not be transferrable other than by will or by laws of descent and distribution, and during an optionee's lifetime, Options will be exercisable only by an optionee. Non-qualified stock options may be transferable or non-transferable in the discretion of the Committee under such conditions as may be established by the Committee or by the Board of Directors.

    As of September 18, 1997, options to purchase a total of 381,747 shares of Common Stock have been granted to all employees as a group under the 1996 Stock Option Plan, none of which have been granted to any of the Named Executive Officers. Future grants of options under the 1996 Option Plan are in the discretion of the Committee and, thus, the amount of such grants, if any, are not presently determinable.

    The market value of the Company's Common Stock as of the close of business on September 18, 1997, as reflected by the closing price of the Common Stock on the Nasdaq National Market, was $32.125 per share.

FEDERAL INCOME TAX CONSEQUENCES

    The tax consequences of incentive stock options and non-qualified options are complex. Therefore, the description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. The tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

    Incentive stock options granted pursuant to the 1996 Option Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If an optionee makes no disposition of the shares acquired pursuant to exercise of an incentive stock option within one year after the transfer of shares to such optionee and within two years from grant of the option, such optionee will realize no taxable income as a result of the grant or exercise of such option; any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such incentive stock options or the transfer of shares upon their exercise.

    If shares subject to incentive stock options are disposed of prior to the expiration of the above time periods (a "disqualifying disposition"), the optionee will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax reporting requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

    Non-qualified options may also be granted under the 1996 Option Plan. An optionee who exercises a non-qualified option will recognize as taxable ordinary income, at the time of exercise, an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.
Such amount will ordinarily be deductible by the Company in the same year, provided that the Company satisfies certain federal income tax withholding requirements that may be applicable.

    The discussion above pertaining to a deduction for the Company is qualified by the application of Section 162(m) of the Code. Pursuant to Section 162(m), the maximum allowable deduction for compensation paid or accrued by the Company with respect to the chief executive officer of the Company or any of the four most highly compensated officers of the Company (other than the chief executive officer) is limited to $1 million per year. However, compensation is tax deductible without regard to such limitations if the compensation satisfies the "performance-based" requirements of the rules and regulations under Section 162(m). The 1996 Option Plan is intended to meet the requirements of Section 162(m), and, if stockholder approval is obtained, the Company expects that deductions will not be limited thereby.

VOTE REQUIRED FOR APPROVAL

    The amendment to the 1996 Option Plan will be submitted to stockholders for their approval at the Annual Meeting. The proposal to adopt the amendment to the 1996 Option Plan must be approved by the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE 1996 OPTION PLAN.

4.  APPROVAL OF AMENDMENTS TO NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

    At the Annual Meeting, stockholders will be asked to approve amendments to the Company's Non-Employee Directors' Stock Option Plan (the "Directors' Stock Option Plan"). The amendments are intended to (i) increase by 200,000 the number of shares of Common Stock reserved for issuance under the Directors' Stock Option Plan, to an aggregate of 275,000 shares, and (ii) modify the formula for the automatic grant of options to eligible non-employee directors.

    The amendments and the Directors' Stock Option Plan are summarized below.
A copy of the Directors' Stock Option Plan is available upon a stockholder's written request to the Company, 150 Clove Road, Little Falls, New Jersey 07424,
Attention: Secretary.

DESCRIPTION OF THE AMENDMENTS

    The amendments increase by 200,000 the number of shares of Common Stock reserved for issuance under the Directors' Stock Option Plan to an aggregate of 275,000 shares.

    The amendments further provide for the modification of the formula for the automatic grant of options to eligible non-employee directors to equity participation opportunities consistent with non-employee director compensation which the Board believes are offered by comparable companies competing for talented directors. The new formula provides that each non-employee director elected by stockholders at the 1997 Annual Meeting and each non-employee director elected by stockholders for the first time thereafter will receive a grant to purchase 25,000 shares of Common Stock upon such election. The options will have an exercise price equal to the fair market value on the date of grant and will be exercisable to the extent vested. The options will vest 20% on the date of grant and 20% upon each re-election to the Board of Directors by stockholders at subsequent annual meetings until such option is vested in full. A new stock option for an additional 25,000 shares will be granted to each director upon re-election by stockholders at the next annual meeting following the annual meeting at which the prior option became fully vested.

REASONS FOR THE AMENDMENTS

    The Board of Directors believes that plans such as the Directors' Stock Option Plan are an important incentive for attracting, retaining and motivating non-employee directors through the opportunity of equity participation. As of September 18, 1997, only 60,600 shares remained available for the grant of stock options under the Directors' Stock Option Plan. The increase in the number of shares reserved for issuance is intended to enable the Company to continue this function and is necessary in order to implement the new formula for stock option grants.

    The Board of Directors believe the new formula for stock option grants to non-employee directors represents an incentive to become and remain a director of the Company and is competitive with the equity participation opportunities which the Board believes are offered by comparable companies competing for talented directors. The Board of Directors believes that such an increase in equity participation opportunities is necessary to attract and retain talented non-employee directors.

DESCRIPTION OF THE DIRECTORS' STOCK OPTION PLAN

    The Directors' Stock Option Plan was previously approved by stockholders at the 1994 Annual Meeting. Under the Directors' Stock Option Plan, options to purchase shares of Common Stock ("Director Options") are granted to eligible non-employee Directors of the Company. The Directors' Stock Option Plan is a fixed formula based plan and determinations as to eligibility to participate and the timing, size and exercise price of Director Options are fixed by the terms of such plan and are not within the discretion of the Board of Directors or any committee thereof. The Directors' Stock Option Plan currently provides for the automatic annual grant to each of the Company's eligible non-employee directors of non-qualified stock options to purchase 1,200 shares of Common Stock upon election (or re-election) by stockholders at each annual meeting. The options are exercisable upon grant at an exercise price equal to the fair market value of the Common Stock on the date of grant. An aggregate of 75,000 shares have been reserved for issuance upon the exercise of Director Options under the Plan. Director Options to purchase an aggregate of 3,600 shares of Common Stock have been granted to each of Messrs. DeDapper, Lyons, Marcous and McInerney (14,400 shares as a group) pursuant to such Plan upon their re-election as a Director of the Company at each of the 1994, 1995 and 1996 Annual Meetings of Stockholders.

    On August 14, 1997, the Board of Directors unanimously approved the amendments to the Directors' Stock Option Plan, subject to stockholder approval at the 1997 Annual Meeting, to increase the aggregate number of shares reserved for issuance under the Plan by 200,000 shares to 275,000 shares and to modify the formula for the automatic grant of Director Options to eligible non-employee Directors to equity participation opportunities consistent with non-employee director compensation for comparable companies in the businesses in which the Company competes.

    The Directors' Stock Option Plan is administered by the Board of Directors of the Company, however, decisions with respect to eligibility to participate in the Plan and the timing, size and exercise price of Director Option grants are fixed by the Plan, as amended, and are not within the discretion of the Board of Directors. The Board of Directors has the authority to interpret the provisions of the Directors' Stock Option Plan and to make other determinations that may be required.

    The Board of Directors has the authority to amend the Directors' Stock Option Plan at any time, provided that (i) the formula contained in the Plan regarding the number of shares subject to Director Options to be granted in each year, and the timing and exercise price of such grants, may not be amended more than once every six months other than to comport with changes in the Code, ERISA or the rules thereunder; and (ii) the Board of Directors may not amend the Directors' Stock Option Plan in any manner that requires the approval of stockholders pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended, unless the required approval is obtained. Currently, stockholder approval would be required for any amendment to the Directors' Stock Option Plan that would (i) materially increase benefits accruing under such plan, (ii) materially increase the aggregate number of shares of Common Stock as to which Director Options may be granted (except for increases due to certain adjustments), or (iii) materially modify the requirements for eligibility to participate in such plan.

    The Board of Directors may terminate the Directors' Stock Option Plan at any time. Unless earlier terminated by the Board of Directors, the Directors' Stock Option Plan will terminate on, and Director Options may not be granted after, the earlier to occur of November 15, 2004 and the date on which the number of shares of Common Stock reserved for issuance under the Directors' Stock Option Plan shall be insufficient to allow the grant of Director Options as described above. The termination of the Directors' Stock Option Plan will not alter or impair any rights or obligations under any Director Options previously granted under the Directors' Stock Option Plan.

    The Directors' Stock Option Plan provides that Director Options will not be transferrable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or ERISA or the rules thereunder.

    In the event that, after the adoption of the Directors' Stock Option Plan, the outstanding shares of the Company's Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the company or of another corporation through reorganization, merger or consolidation, recapitalization, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the number of shares of Common Stock (and the price per share) subject to the unexercised portion of any outstanding Director Option, the number of shares for which Director Options may be granted under the Directors' Stock Option Plan and the number of shares subject to Director Options to be granted as of each annual meeting date will be appropriately adjusted (to the nearest possible full share) by the Board of Directors, and such adjustment shall be effective and binding for all purposes.

    In the event the amendments to the Directors' Stock Option Plan are approved by the stockholders at the Annual Meeting, each non-employee nominee for director elected as a director at the Annual Meeting will be granted stock options to purchase 25,000 shares of Common Stock (150,000 shares as a group if all non-employee nominees for director are elected), as described above. In the event the amendments to the Directors' Stock Option Plan are not approved by the stockholders at the Annual Meeting, each non-employee nominee for director elected as a director at the Annual Meeting will be granted options to purchase 1,200 shares of Common Stock as described above.

    The market value of the Company's Common Stock as of the close of business on September 18, 1997, as reflected by the closing price of the Common Stock on the Nasdaq National Market, was $32.125 per share.

FEDERAL INCOME TAX CONSEQUENCES

    Director Options granted under the Directors' Stock Option Plan are "non-qualified" stock options. An optionee who exercises a non-qualified option will recognize as taxable ordinary income, at the time of exercise, the amount equal to the excess of the fair market value of the shares on the dare of exercise over the exercise price. Such amount will ordinarily be deductible by the Company in the same year, provided that the Company satisfies certain federal income tax withholding requirements that may be applicable.

VOTE REQUIRED FOR APPROVAL

    The amendments to the Directors' Stock Option Plan will be submitted to stockholders for their approval at the Annual Meeting. The proposal to adopt the amendment must be approved by the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE AMENDMENTS TO THE DIRECTORS' STOCK OPTION PLAN.

5.  RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors has appointed the firm of Coopers & Lybrand L.L.P., independent public accountants, as the auditors of the Company for the fiscal year ending June 30, 1998, subject to the ratification of such appointment by stockholders at the Annual Meeting. Coopers & Lybrand L.L.P. has audited the Company's financial statements since the Company's inception in 1989.

    If the foregoing appointment of Coopers & Lybrand L.L.P. is not ratified by stockholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 1998 Annual Meeting of Stockholders will be subject to the approval of stockholders at that meeting. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and will have an opportunity to make a statement should he so desire and to respond to appropriate questions.

VOTE REQUIRED FOR RATIFICATION

    The proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the auditors of the Company for fiscal 1998 must be approved by the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF THE FIRM OF COOPERS & LYBRAND L.L.P.

OTHER MATTERS

    The Board of Directors does not know of any matters that are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

    The Company's Annual Report to Stockholders for the year ended June 30, 1997 is being mailed to stockholders together with this Proxy Statement.

SOLICITATION OF PROXIES

    The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to solicitation of proxies by mail, directors, officers and employees of the Company (who will receive no additional compensation therefor) and Corporate Investors Communications, Inc. a proxy solicitor (for an estimated total cost to the Company of $4,500) may solicit the return of proxies by telephone, telegram or personal interview. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

    Each holder of the Company's Common Stock who does not expect to be present at the Annual Meeting or who plans to attend but who does not wish to vote in person is urged to fill in, date and sign the proxy and return it promptly in the enclosed return envelope.

STOCKHOLDER PROPOSALS

    If any stockholder of the Company intends to present a proposal for consideration at the 1998 Annual Meeting of Stockholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's principal executive offices, 150 Clove Road, Little Falls, New Jersey 07424, Attention: Secretary, not later than June 2, 1998.

ANNUAL REPORT ON FORM 10-K

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR
ENDED JUNE 30, 1997, FILED BY THE COMPANY WITH THE COMMISSION, WILL BE FURNISHED, WITHOUT EXHIBITS, WITHOUT CHARGE TO ANY PERSON REQUESTING A COPY THEREOF IN WRITING AND STATING THAT SUCH PERSON IS A BENEFICIAL HOLDER OF SHARES OF COMMON STOCK OF THE COMPANY ON SEPTEMBER 18, 1997, THE RECORD DATE FOR THE ANNUAL MEETING OF STOCKHOLDERS. REQUESTS AND INQUIRIES SHOULD BE ADDRESSED TO THE BISYS GROUP, INC., 150 CLOVE ROAD, LITTLE FALLS, NEW JERSEY 07424,
ATTENTION: SECRETARY.

                             By Order of the Board of Directors



                             Kevin J. Dell
                             Secretary

                                                                       EXHIBIT A

                                THE BISYS GROUP, INC.

                          1998 EMPLOYEE STOCK PURCHASE PLAN
                          ---------------------------------

    Section 1. PURPOSE. The purpose of The BISYS Group, Inc. 1998 Employee Stock Purchase Plan (the "Plan") is to promote the interests of The BISYS Group, Inc., a Delaware corporation (the "Company") and any Subsidiary thereof (as hereinafter defined), and its stockholders by providing an opportunity to certain current employees of the Company or any Subsidiary thereof to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and to encourage such employees to devote their best efforts to the business and financial success of the Company. It is intended that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423.

    Section 2. DEFINITIONS. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

    2.01. "BASE PAY" shall be determined as of the first business day of December 1997 by multiplying the normal biweekly rate of a salaried Employee by 26 or the hourly rate of an hourly Employee by 2,080; PROVIDED, THAT, in the case of a part-time hourly Employee, the Employee's Base Pay shall be determined by multiplying such Employee's hourly rate by the number of regularly scheduled hours of work for such Employee during the one-year period beginning on the first business day of December 1997. The calculation of Base Pay shall be made without regard to payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

    2.02. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

    2.03. "COMMITTEE" shall mean the committee of the Board of Directors referred to in Section 5 hereof.

    2.04. "COMMON STOCK" shall mean the Common Stock, $.02 par value, of the Company.

    2.05. "EMPLOYEE" shall mean any person, including an officer or director of the Company or a Subsidiary of the Company, who is customarily employed on a full-time or part-time basis by the Company or a Subsidiary of the Company and is regularly scheduled to work at least 20 hours per week.

    2.06.  "OFFERING" shall have the meaning described in Section 4.01.

    2.07. "OPTION" shall mean any option to purchase Common Stock granted to an Employee pursuant to this Plan.

    2.08. "PARTICIPANT" shall mean any Employee that is eligible to participate in the Plan and who elects to participate in the Plan.

    2.09.  "PARENT OF THE COMPANY" shall have the meaning set forth in
Section 424(e) of the Code.

    2.10.  "SUBSIDIARY OF THE COMPANY" shall have the meaning set forth in
Section 424(f) of the Code.

    Section 3. ELIGIBILITY AND PARTICIPATION. The following provisions shall govern the eligibility of Employees to participate in the Plan.

    3.01. INITIAL ELIGIBILITY. Any Employee who shall have completed one (1) month of employment as of January 1, 1998 shall be eligible to participate in the Offering.

    3.02. RESTRICTIONS ON PARTICIPATION. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an Option under the Plan

         (1) if, immediately after such grant, such Employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of any of the Company, a Subsidiary of the Company or the Parent of the Company, such ownership to be determined by applying the rules of Section 424(d) of the Code and treating stock which the Employee may purchase under outstanding options as stock owned by the Employee; or

         (2) which would permit his rights to purchase stock under the Plan (and under any other plans of the Company qualifying under Section 423 of the Code) to accrue at a rate which exceeds the lesser of (i) $15,000 or (ii) 10% of the Employee's Base Pay of fair market value of the stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding; or

         (3) if the exercise of such Option would result in the Employee acquiring a cumulative total of more than 700 shares of Common Stock under the Plan.

    3.03. COMMENCEMENT OF PARTICIPATION. An eligible Employee may become a Participant in the Plan by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Senior Vice President of Human Resources of the Company on or before the date set therefor by the Committee which date shall be prior to January 1, 1998. Payroll deductions shall be made from a Participant's 1998 Base Pay and shall commence on the first regularly scheduled payday after January 1, 1998 and shall terminate on the last regularly scheduled payday on or before December 31, 1998, unless sooner terminated by the Participant pursuant to Section 9.01.

    Section 4.  COMMON STOCK SUBJECT TO THE PLAN.

    4.01. NUMBER OF SHARES. The total number of shares of Common Stock for which Options may be granted under this Plan shall not exceed in the aggregate one hundred twenty-five thousand (125,000) shares of Common Stock. The Plan will be implemented by an Offering of shares of Common Stock (the "Offering"). The Offering shall begin on January 1, 1998 and shall terminate on December 31, 1998.

    4.02. REISSUANCE. The shares of Common Stock that may be subject to Options granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option granted under this Plan.

    Section 5.  ADMINISTRATION OF THE PLAN.

    5.01. COMMITTEE. The Plan shall be administered by a committee (the "Committee") which shall be established by the Board of Directors and shall consist of no less than two persons. All members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

    5.02. INTERPRETATION. The Committee shall be authorized (i) to interpret the Plan and decide any matters arising thereunder and (ii) to adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of this Plan.

    5.03. FINALITY. The interpretation and construction by the Committee of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final and conclusive upon all parties.

    5.04. VOTING BY COMMITTEE MEMBERS. Only members of the Committee shall vote on any matter affecting the administration of the Plan or the granting of Options under the Plan.

    5.05. EXPENSES, ETC. All expenses and liabilities incurred by the Board of Directors or the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board of Directors or the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

    Section 6.  PAYROLL DEDUCTIONS.

    6.01. AMOUNT OF DEDUCTION. At the time a Participant files his authorization for payroll deduction pursuant to Section 3.03, he shall elect to have deductions made from his pay on each payday during the time he is a Participant in the Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his Base Pay, as determined as of the first business day of December 1997.

    6.02. PARTICIPANT'S ACCOUNT; NO INTEREST. All payroll deductions made for a Participant shall be credited to his account under the Plan. A Participant may not make any separate cash payment into such account. No interest shall accrue on amounts credited to a Participant's account under the Plan, regardless of whether or not the funds in such account are ultimately used to acquire shares of Common Stock.

    6.03. CHANGES IN PAYROLL DEDUCTIONS. A Participant may discontinue his participation in the Plan pursuant to Section 9.01, but no other change can be made during the Offering and, specifically, a Participant may not alter the amount of his payroll deductions for the Offering.

    6.04. USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    Section 7.  GRANT OF OPTION.

    7.01. TERMS AND CONDITIONS. A description of the terms and conditions of this Plan shall be made available to the Participants in such form and manner as the Committee shall approve. Such description shall be consistent with this Plan and with the treatment of Options as being issued under an "employee stock purchase plan" under Section 423 of the Code.

    7.02.   NUMBER OF OPTION SHARES; PRO RATA ALLOCATION.

    (a) On January 1, 1998, each Participant shall be deemed to have been granted an Option, subject to the limitations of

Section 3.02, to purchase a maximum number of shares of Common Stock equal to the number obtained by multiplying (i) the percentage of the Employee's Base Pay which he has elected to have withheld pursuant to Section 6.01 by (ii) the Employee's Base Pay and dividing the resulting product by (iii) 85% of the fair market value of a share of Common Stock of the Company on January 1, 1998 based upon the closing price of the Common Stock on the Nasdaq National Market on December 31, 1997; PROVIDED, HOWEVER, that in no event shall the total number of shares of Common Stock for which Options are granted exceed 125,000 shares.

    (b) If the total number of shares of Common Stock for which Options would have been granted pursuant to Section 7.02(a) would have exceeded 125,000 shares (absent the proviso to that section), the Company shall make a pro rata allocation of the Options available for grant in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

    7.03. OPTION PRICE. The Option price of shares of Common Stock subject to an Option shall be the lower of:

    (a) 85% of the fair market value of the shares of Common Stock subject to the Option on January 1, 1998 based upon the closing price of the Common Stock on the Nasdaq National Market on December 31, 1997; or

    (b) 85% of the fair market value of the shares of Common Stock subject to the Option on December 31, 1998 based upon the closing price of the Common Stock on the Nasdaq National Market on December 31, 1998.

    7.04. FAIR MARKET VALUE. For purposes of this Plan, the fair market value per share of Common Stock as of any day shall mean the average of the closing prices of sales of shares of Common Stock on all national securities exchanges on which the Common Stock may at the time be listed or, if there shall have been no sales on any such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the Nasdaq system as of 3:30 p.m., New York time, on such day, or, if on any day the Common Stock shall not be quoted in the Nasdaq system, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any national securities exchange or quoted in the Nasdaq system or the over the-counter market, the fair market value of the shares of Common Stock subject to an Option on the date the Option is granted shall be the fair market value thereof determined in good faith by the Board of Directors.

    7.05. INTEREST IN OPTION STOCK. A Participant shall have no interest in shares of Common Stock covered by his Option until such Option has been exercised.

    7.06. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor Options shall be transferable otherwise than by will or the laws of descent and distribution, and, during an Optionee's lifetime, an Option shall be exercisable only by the Optionee.

    7.07 TAX WITHHOLDING. In the event that the Company or any Parent or Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an Option granted hereunder, the Company shall be entitled to deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

    Section 8.  EXERCISE OF OPTIONS.

    8.01. AUTOMATIC EXERCISE. Unless a Participant gives written notice to the Company of withdrawal pursuant to Section 9.01, his Option to acquire Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on December 31, 1998 for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable Option price (but not in excess of the number of shares of Common Stock for which Options have been granted to the Employee pursuant to Section 7.02), and any excess in his account at that time will be returned to him.

    8.02. FRACTIONAL SHARES. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any Employee promptly following the termination of the Offering.

    8.03. DELIVERY OF STOCK. As promptly as practicable after December 31, 1998, the Company will deliver to each Participant, in such Participant's name, the shares of Common Stock purchased upon exercise of such Participant's Option.

    Section 9.  WITHDRAWAL.

    9.01. IN GENERAL. A Participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Vice President of Human Resources of the Company. All of the Participant's payroll deductions credited to his account will be paid to him within 30 days after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay; PROVIDED, THAT, the Participant gives notice of withdrawal sufficiently prior to the next scheduled payroll deduction.

    9.02. CESSATION OF EMPLOYEE STATUS. In the event a Participant shall cease to be an Employee, as defined in Section 2.05, for any reason, other than as a result of his death, the payroll deductions credited to his account will be returned to him.

    9.03. TERMINATION DUE TO DEATH. In the event a Participant shall cease to be an Employee, as defined in Section 2.05, by reason of his death, his legal representative shall have the right to elect, by written notice given to the Senior Vice President of Human Resources of the Company prior to December 31, 1998 either:

    (a) to withdraw all of the payroll deductions credited to the Participant's account under the Plan, or

    (b) to exercise the Participant's Option granted under Section 7.02 for the purchase of shares of Common Stock on December 31, 1998 for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the Participant's account will purchase at the applicable Option price, and any excess in such account will be returned to the Participant's legal representative.

    In the event that no such written notice of election shall be duly received by the office of the Senior Vice President of Human Resources of the Company, the Participant's legal representative shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant's Option.

    Section 10.  ADJUSTMENTS.

    (a) In the event that after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust (i) the number of shares of Common Stock (and the Option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share); PROVIDED, HOWEVER, that the limitations of Section 424 of the Code shall apply with respect to such adjustments; (ii) the number of shares of Common Stock for which Options may be granted under this Plan, as set forth in Section
4.01 hereof, and such adjustment shall be effective and binding for all purposes of this Plan.

    (b) Notwithstanding the foregoing, in the event of (i) any offer to holders of the Company's Common Stock generally relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, the Board of Directors may make such adjustment as it deems equitable in respect of outstanding Options including, without limitation, the revision or cancellation of any outstanding Options. Any such determination by the Committee shall be effective and binding for all purposes of this Plan.

    Section 11.  EFFECT OF THE PLAN ON EMPLOYMENT RELATIONSHIP.

    Neither this Plan nor any Option granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of the Company or any Subsidiary as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant's employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

    Section 12. AMENDMENT OF THE PLAN. The Board of Directors may amend the Plan from time to time as it deems desirable; PROVIDED, HOWEVER, that, without the approval of the holders of a majority of the outstanding stock of the Company entitled to vote thereon at a meeting, the Board of Directors may not amend the Plan (i) to increase materially the benefits accruing to Participants under the Plan, (ii) to increase materially (except for increases due to adjustments in accordance with Section 10 hereof) the aggregate number of shares of Common Stock for which Options may be granted hereunder or (iii) to modify materially the requirements as to eligibility for participation in the Plan.

    Section 13. TERMINATION OF THE PLAN. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate one year after its effective date. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

    Section 14. EFFECTIVE DATE OF THE PLAN. This Plan shall be effective as of January 1, 1998, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before December 31, 1997. If the Plan is not so approved, the Plan shall not become effective.

                                                                      APPENDIX A

                                        (As amended effective November 13, 1997,
                                                subject to stockholder approval)


                                THE BISYS GROUP, INC.

                               1996 STOCK OPTION PLAN
                               ----------------------

    Section 1.  PURPOSE.  The purpose of The BISYS Group, Inc. 1996 Stock
Option Plan (the "Plan") is to promote the interests of The BISYS Group, Inc., a Delaware corporation (the "Company"), and any Subsidiary thereof, and its stockholders by providing an opportunity to selected employees and officers of the Company or any Subsidiary thereof as of the date of the adoption of this Plan or at any time thereafter to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the common stock of the Company. Under this Plan, a committee of the Board of Directors shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning of Section 422A(b) of the Code or "non qualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto.

    Section 2. DEFINITIONS. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

    2.1. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

    2.2.  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    2.3. "COMMITTEE" shall mean the committee of the Board of Directors referred to in Section 5 hereof.

    2.4. "COMMON STOCK" shall mean the Common Stock, $.02 par value, of the Company.

    2.5. "EMPLOYEE" shall mean (i) with respect to an ISO, any person including an officer or employee-director of the Company, who, at the time an ISO is granted to such person hereunder, is employed on a full-time basis by the Company or any Subsidiary of the Company, and (ii) with respect to a Non-Qualified Option, any person employed by or performing services for the Company or any Subsidiary of the Company, including, without limitation, employee-directors and officers.

    2.6. "ISO" shall mean an Option granted under the Plan which constitutes and shall be treated as an "incentive stock option" as defined in
Section 422A(b) of the Code.

    2.7. "NON-QUALIFIED OPTION" shall mean an Option granted to a Participant pursuant to the Plan which is intended to be, and qualifies as, a "non-qualified stock option" as described in Treasury Regulation Section 1.83-7 and which shall not constitute nor be treated as an ISO.

    2.8. "OPTION" shall mean any ISO or Non-Qualified Option granted to an Employee pursuant to this Plan.


    2.9. "PARTICIPANT" shall mean any Employee to whom an Option is granted under this Plan.

    2.10.  "PARENT OF THE COMPANY" shall have the meaning set forth in
Section 425(e) of the Code.

    2.11. "SECTION 162(M)" shall mean Section 162(m) of the Code including the rules and regulations promulgated by the Internal Revenue Service thereunder.

    2.12.  "SUBSIDIARY OF THE COMPANY" shall have the meaning set forth in
Section 425(f) of the Code.

    Section 3. ELIGIBILITY. Options may be granted to any Employee. The Committee shall have the sole authority to select the persons to whom Options are to be granted hereunder, and to determine whether a person is to be granted a Non-Qualified Option or an ISO or any combination thereof. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

    Section 4.  COMMON STOCK SUBJECT TO THE PLAN.

    4.1. The total number of shares of Common Stock for which Options may be granted under this Plan shall not exceed in the aggregate three million (3,000,000) shares of Common Stock.

    4.2. The shares of Common Stock that may be subject to Options granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option granted under this Plan. If any shares of Common Stock acquired pursuant to the exercise of an Option shall have been repurchased by the

Company, then such shares shall again become available for issuance pursuant to the Plan.

    4.3.  SPECIAL ISO LIMITATIONS.

    (a) The aggregate fair market value (determined as of the date an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all Incentive Stock Option Plans of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

    (b) No ISO shall be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, unless the option price is at least 110% of the fair market value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not exercisable more than five years from the date it is granted.

    4.4. Notwithstanding any other provision of the Plan, the provisions of Sections 4.3(a) and (b) shall not apply, nor shall be construed to apply, to any Non-Qualified Option granted under the Plan.

    Section 5.  ADMINISTRATION OF THE PLAN.

    5.1 The Plan shall be administered by a committee (the "Committee") which shall be established by the Board of Directors and shall consist of no less than two persons. All members of the committee shall be both "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and "Outside Directors" as defined for purposes of Section 162(m). The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

    5.2. The Committee shall have the sole authority and discretion to grant Options under this Plan and, subject to the limitations set forth in Section 6 hereof, to determine the terms and conditions of all Options, including, without limitation, (i) selecting the Participants who are to be granted Options hereunder; (ii) designating whether any Option to be granted hereunder is to be an ISO or a Non-Qualified Option; (iii) establishing the number of shares of Common Stock that may be issued under each Option; (iv) determining the time and the conditions subject to which Options may be exercised in whole or in part;
(v) determining the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a

Participant to exercise an Option); (vi) imposing restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option;
(vii) determining the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company;
(viii) determining the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) establishing a vesting provision for any Option relating to the time (or the circumstance) when the Option may be exercised by a Participant, including vesting provisions which may be contingent upon the Company meeting specified financial goals;
(x) accelerating the time when outstanding Options may be exercised, PROVIDED, HOWEVER, that any ISOs shall be "accelerated" within the meaning of
Section 425(h) of the Code, and (xi) establishing any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of this Plan.

    5.3. The Committee shall be authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of this Plan.

    5.4. The interpretation and construction by the Committee of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final and conclusive upon all parties.

    5.5 Only members of the Committee shall vote on any matter affecting the administration of the Plan or the granting of Options under the Plan.

    5.6. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board of Directors (or the Committee) shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

    5.7. Notwithstanding anything contained herein to the contrary, the maximum number of shares of Common Stock for which Options may be granted to any Employee during any fiscal year of the Company shall not exceed 500,000 shares of Common Stock, less the aggregate number of shares of Common Stock with respect to which stock options, restricted stock awards or stock appreciation rights have been granted to such Employee during such fiscal year under all other compensatory plans of the Company.

    Section 6.  TERMS AND CONDITIONS OF OPTIONS.

    6.1. ISOS. The terms and conditions of each ISO granted under the Plan shall be specified by the Committee and shall be set forth in an ISO agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422A of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

    The terms and conditions of each ISO shall include the following:

    (a) The option price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an Employee referred to in Section 4.3(b) hereof) of the fair market value of the shares of Common Stock subject to the ISO on the date the ISO is granted. For purposes of this Plan, the fair market value per share of Common Stock as of any day shall mean the average of the closing prices of sales of shares of Common Stock on all national securities exchanges on which the Common Stock may at the time be listed or, if there shall have been no sales on any such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ system as of 3:30 p.m., New York time, on such day, or, if on any day the Common Stock shall not be quoted in the NASDAQ system, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any national securities exchange or quoted in the NASDAQ system or the over the-counter market, the fair market value of the shares of Common Stock subject to an Option on the date the ISO is granted shall be the fair market value thereof determined in good faith by the Board of Directors.

    (b) ISOs, by their terms, shall not be transferable otherwise than by will or the laws of descent and distribution, and, during an Optionee's lifetime, an ISO shall be exercisable only by the Optionee.

    (c) The Committee shall fix the term of all ISOs granted pursuant to the Plan (including the date on which such ISO shall expire and terminate), PROVIDED, HOWEVER, that such term shall in no event exceed ten years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 4.3(b) hereof, such term shall in no event exceed five years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.


    (d) In the event that the Company or any Parent or Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. A Participant may use issued and outstanding Common Stock for the
payment of taxes.   All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

    (e) In the sole discretion of the Committee the terms and conditions of any ISO may (but need not) include any of the following provisions:

         (i) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis for any reason other than as a result of his death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

         (ii) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Optionee could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

    (iii) In the event a Participant shall die while in the full-time employ of the Company or a Parent or Subsidiary of the Company (or within a period of one month after ceasing to be an Employee for any reason other than such "disability" or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any ISO held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such ISO at the time of his death. In such event, such ISO may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the ISO directly from the Participant by bequest or inheritance.

    6.2. NON-QUALIFIED OPTIONS. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each Option will be such that each Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422A of the Code and will be a "non-qualified stock option" for federal income tax purposes. The terms and conditions of any Option granted hereunder need not be identical to those of any other Option granted hereunder.

    The terms and conditions of each Non-Qualified Option Agreement shall include the following:

    (a) The option (exercise) price shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted.

    (b) The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including the date on which such Non-Qualified Option shall expire and terminate). Such term may be more than ten years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

    (c) Non-Qualified Options may be transferable or nontransferable otherwise than by will or the laws of descent and distribution, in the discretion of the Committee and under such conditions as the Committee may establish with respect to any Non-Qualified Options.

    (d) In the event that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

    Section 7. ADJUSTMENTS. (a) In the event that after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), PROVIDED, HOWEVER, that the limitations of Section 425 of the Code shall apply with respect to adjustments made to ISOs and (ii) the number of shares of Common Stock for which Options may be granted under this Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of this Plan.

    (b) Notwithstanding the foregoing, in the event of (i) any offer to holders of the Company's Common Stock generally relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, the Committee may make such adjustment as it deems equitable in respect of outstanding Options including, without limitation, the revision or cancellation of any outstanding Options. Any such determination by the Committee shall be effective and binding for all purposes of this Plan.

    Section 8.  EFFECT OF THE PLAN ON EMPLOYMENT RELATIONSHIP.

    Neither this Plan nor any Option granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant's employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

    Section 9. AMENDMENT OF THE PLAN. The Board of Directors may amend the Plan from time to time as it deems desirable; PROVIDED, HOWEVER, that, without the approval of the holders of a majority of the outstanding stock of the Company present or represented and entitled to vote thereon at a meeting, the Board of Directors may not amend the Plan (i) to increase materially the benefits accruing to participants under the Plan or the rules and regulations thereunder, (ii) to increase materially (except for increases due to adjustments in accordance with Section 8 hereof) the aggregate number of shares of Common Stock for which Options may be granted hereunder or (iii) to modify materially the requirements as to eligibility for participation in the Plan.

    Section 10. TERMINATION OF THE PLAN. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial approval by the stockholders of the Company. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

    Section 11. EFFECTIVE DATE OF THE PLAN. This Plan shall be effective as of November 14, 1996, the date on which the Plan was approved by the vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the 1996 Annual Meeting of the Stockholders held on November 14, 1996.

                                      * * * * *

                                                                      APPENDIX B
                                         As amended effective November 13, 1997,
                                                subject to stockholder approval)

                                THE BISYS GROUP, INC.

                      NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

    SECTION 1. PURPOSE. The purpose of The BISYS Group, Inc. Non-Employee Directors' Stock Option Plan (the "Plan") is to promote the interests of The BISYS Group, Inc., a Delaware corporation (the "Company"), and its stockholders by providing a means to attract and retain highly-qualified non-employee directors through the grant of options to purchase Common Stock of the Company. By encouraging such stock ownership, the Company also seeks to develop in its non-employee directors a sense of personal involvement in the business and financial success of the Company, and to align the interests of such directors with those of the Company's stockholders. It is intended that this purpose will be effected by the granting of "non-qualified stock options" to acquire the Common Stock of the Company. Under the Plan and subject to the restrictions contained therein, the Board of Directors shall have the authority to grant "non-qualified stock options" as described in Treasury Regulation 1.83-7 of any successor regulation thereto. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERlSA"). In addition, it is intended that the grant of options pursuant to the Plan shall not affect the status of the Company's non-employee directors as "disinterested persons" within the meaning of Rule 16b-3(a)(2)(i).

    SECTION 2. DEFINITIONS. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

    2.1. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

    2.2. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    2.3. "COMMITTEE" shall mean the committee of the Board of Directors referred to in Section 5 hereof.

    2.4. "COMMON STOCK" shall mean the common stock, $.02 par value, of the Company.

    2.5. "NON-EMPLOYEE DIRECTOR" shall mean a duly elected and serving member of the Board of Directors who is not also, and who, for a period of at least one year has not been, an employee of the Company or of any parent or subsidiary of the Company.

    2.6. "OPTION" shall mean any stock option granted to a Non-Employee Director pursuant to this Plan.

    SECTION 3. PARTICIPATION. Each Non-Employee Director shall participate in the Plan.

    SECTION 4. COMMON STOCK SUBJECT TO THE PLAN.

    4.1. NUMBER OF SHARES. Subject to Section 7 hereof, the total number of shares of Common Stock for which Options may be granted under this Plan shall not exceed in the aggregate 275,000 shares of Common Stock.

    4.2. SOURCE OF SHARES. The Shares of Common Stock that may be subject to Options granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Board of Directors may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option shall again become available for issuance pursuant to the Plan. If any shares of Common Stock acquired pursuant to the exercise of an Option shall have been repurchased or reacquired by the Company, then such shares shall again become available for issuance pursuant to the Plan.

    SECTION 5. ADMINISTRATION OF THE PLAN.

    5.1. COMMITTEE. The Plan shall be administered by the Board of Directors or, if established at any time by the Board of Directors, by a committee thereof (the "Committee") consisting of members of the Board of Directors who are not Non-Employee Directors. The Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. Notwithstanding any other provision of the Plan, Options may only be granted under this Plan in compliance with Section 5.6 hereof, and the Board of Directors (or the Committee) may not exercise any discretion with respect thereto.

    5.2. INTERPRETATIONS. The Board of Directors (or the Committee) shall be authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of the Plan.

    5.3. INTERPRETATIONS CONCLUSIVE. The interpretation and construction by the Board of Directors (or the Committee) of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final and conclusive upon all parties.

    5.4. VOTING. Subject to Section 5.6 hereof, if a Committee shall not then be constituted for purposes of administering the Plan, Non-Employee Directors may vote on any matter affecting the administration of the Plan or the granting of Options under the Plan; PROVIDED, HOWEVER, THAT no Non-Employee Director shall vote upon the granting of an Option to himself, but any such Non-Employee Director may be counted in determining the existence of a quorum at any meeting of the Board of Directors at which the Plan is administered or action is taken with respect to the granting of any Option.

    5.5. EXCULPATION. All expenses and liabilities incurred by the Board of Directors (or the

Committee) in the administration of the Plan shall be borne by the Company. The Board of Directors (or the Committee) may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board of Directors (or the Committee) shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

    5.6. GRANTING OF OPTIONS; EXERCISE PRICE; VESTING. Effective with the 1997 Annual Meeting of Stockholders, each Non-Employee Director elected by stockholders at the 1997 Annual Meeting and each Non-Employee Director elected by stockholders for the first time thereafter will receive an option to purchase 25,000 shares of Common Stock (subject to adjustment in the same manner as provided in Section 7 hereof with respect to shares of Common Stock subject to Options then outstanding) upon such election. The options will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and will be exercisable to the extent vested. The options will vest 20% on the date of grant and 20% upon each re-election to the Board by stockholders at subsequent annual meetings until such option is vested in full. A new stock option for an additional 25,000 shares (subject to adjustment in the same manner as provided in Section 7 hereof with respect to shares of Common Stock subject to Options then outstanding) will be granted to each Non-Employee Director upon re-election by stockholders at the next annual meeting following the annual
meeting at which the prior option became fully vested.   For purposes of the
Plan, the fair market value of the Common Stock shall mean, as of any date, the closing price of the Common Stock as reported on the NASDAQ National Market System or on the principle national securities exchange on which the Common Stock shall then be listed or, if no prices shall be reported on such date, on the last preceding date on which such prices are reported. The provisions of this paragraph 5.6 may not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

    SECTION 6. TERMS AND CONDITIONS OF OPTIONS. The terms and conditions of each Option granted under the Plan shall be specified by the Board of Directors (or the Committee) and shall be set forth in an agreement between the Company and the Non-Employee Director in such form as the Board of Directors (or the Committee) shall approve.


    The terms and conditions of each Option agreement shall include the following:

    (a) The exercise price and vesting of Options shall be as determined in accordance with Section 5.6 hereof

    (b) Options shall expire and terminate on the date that is the tenth anniversary of the date of grant.

    (c) Options shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title-I of ERISA or the rules thereunder.

    SECTION 7. ADJUSTMENTS. In the event that, after the adoption of the Plan by the Board of Directors and the stockholders of the Company, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or if another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock or in any other manner effected without the receipt of consideration by the Company, the Board of Directors shall appropriately adjust
(i) the number of shares of Common Stock subject to Options to be granted in accordance with Section 5.6 hereof, (ii) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option, and (iii) the number of shares of Common Stock for which Options may be granted under this Plan as set forth in Section 4.1 hereof, in each case, to the nearest possible full share, and such adjustments shall be effective and binding for all purposes of this Plan.

    SECTION 8. AMENDMENT OF THE PLAN.  Subject to the restrictions contained in
Section 5.6 hereof, the Board of Directors may amend the Plan from time to time as it deems desirable; PROVIDED, HOWEVER, that, the Board of Directors shall not amend the Plan in any manner that requires the approval of stockholders of the Company pursuant to Rule 16b-3 unless the required approval of stockholders is obtained. In any event, no amendment made after the date an Option is granted shall adversely affect any right of any Non-Employee Director with respect to such Option without the written consent of such Non-Employee Director.

    SECTION 9. COMPLIANCE WITH RULE 16B-3. The Company shall use its best efforts to maintain this Plan, and to assure the Options are granted and exercised under this Plan, in accordance with Rule 16b-3 (to the extent Rule 16b-3 could be applicable to any transaction in securities arising in connection with this Plan), and any and all successor statutes and regulations of said Rule 16b-3, including, without limitation, the seeking of any appropriate amendments to this Plan and all requisite approvals and consents of such amendments; PROVIDED, HOWEVER, THAT except as otherwise set forth in the Plan, the Company shall take no action that adversely affects Options then outstanding under this Plan without the prior written consent of the holders of such Options.

    SECTION 10. EFFECT OF THE PLAN ON NON-EMPLOYEE DIRECTORS. Neither the Plan nor any Option granted hereunder to a Non-Employee Director shall be construed as conferring upon such Non-Employee Director any right to remain a member of the Board of Directors or to be nominated for reelection as a member of the Board of Directors.

    SECTION 11. TERMINATION OF THE PLAN. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its approval by vote of stockholders of the Company, or on such earlier date as the number of shares of Common Stock available for issuance pursuant to Section 4. 1 hereof shall be insufficient to allow the grant of Options as provided in Section 5.6 hereof. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

    SECTION 12. EFFECTIVE DATE OF THE PLAN. This Plan shall be effective as of November 15, 1994, the date on which the Plan was approved by the stockholders of the Company.

                                THE BISYS GROUP, INC.
                                        PROXY
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            Annual Meeting of Stockholders
                             Thursday, November 13, 1997


    The undersigned stockholder of THE BISYS GROUP, INC., a Delaware corporation, hereby appoints Robert J. McMullan and Kevin J. Dell or either of them, voting singly in the absence of the other, attorneys and proxies, with full power of substitution and revocation, to vote, as designated below, all shares of Common Stock of The BISYS Group, Inc., that the undersigned is entitled to vote at the Annual Meeting of Stockholders of said corporation to be held at 150 Clove Road, Little Falls, New Jersey 07424 on November 13, 1997, at 9:00 a.m. (local time) or any adjournment thereof, in accordance with the instructions on the reverse side.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2, "FOR" PROPOSAL NO. 3, "FOR" PROPOSAL NO. 4, AND "FOR" PROPOSAL NO. 5. The proxies are authorized to vote as they may determine in their discretion upon such other business as may properly come before the meeting.

    PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

                                  THE BISYS GROUP, INC.
                                  P. O. BOX 11357
                                  NEW YORK, NY 10203-0357

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3, NO. 4 AND NO. 5.


1.  Election of Directors    FOR all nominees         WITHHOLD AUTHORITY to vote                   *EXCEPTIONS
                             listed below  / /        for all nominees listed below  / /            / /

Nominees: Lynn J. Mangum, Robert J. Casale, Thomas A. Cooper, Jay W. DeDapper, John J. Lyons, Neil P. Marcous and
Thomas E. McInerney

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT
NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
*Exceptions _________________________________________________________________________________________________________________


2.  The proposal to approve the Company's 1998 Employee Stock Purchase Plan.

    FOR    / /     AGAINST   / /            ABSTAIN  / /

3.  The proposal to amend the Company's 1996 Stock Option Plan.

    FOR    / /     AGAINST   / /            ABSTAIN  / /

4.  The proposal to amend the Company's Non-Employee Directors' Stock Option
    Plan.

    FOR    / /     AGAINST   / /            ABSTAIN  / /

5. The proposal to ratify the appointment of Coopers & Lybrand L.L.P. as auditors for the fiscal year ending June 30, 1998.

    FOR    / /     AGAINST   / /            ABSTAIN  / /

6. The proxies are authorized to vote as they may determine in their discretion upon such other business as may properly come before the meeting.

                                  Change of Address and
                                  or Comments Mark Here  / /

                                  Please sign exactly as name appears hereon.
                                  When shares are held in name of joint
                                  holders, each should sign. When signing as attorney, executor, trustee, guardian, etc. please so indicate. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                  Date _________________________________, 1997

                                  Signature __________________________________

                                  Signature (if held jointly)_________________


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY    VOTES MUST BE INDICATED
USING THE ENCLOSED ENVELOPE                      (X) IN BLACK OR BLUE INK. / /